FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

	FIFTH AMENDMENT made and entered into this 25th day of March 1997, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Seller") and ARDEN REALTY LIMITED PARTNERSHIP ("Buyer");


WITNESSETH THAT:

	WHEREAS, Seller and Buyer executed a Purchase and Sale Agreement dated January 10, 1997, as amended by the First Amendment to Purchase and Sale Agreement dated January 31, 1997, as further amended by the Second Amendment to Purchase and Sale Agreement dated February 14, 1997, as further amended by the Third Amendment to Purchase and Sale Agreement dated February 18, 1997, as further amended by Fourth Amendment to the Purchase and Sale Agreement dated March 7, 1997 (the "Agreement"), pursuant to which Buyer has agreed to purchase the premises known as 10780 Santa Monica Boulevard, Los Angeles, California (the "Premises"), as more fully described in the Agreement; and

	WHEREAS, Buyer and Seller wish to amend the terms of the Agreement;

	NOW, THEREFORE, in consideration of mutual covenants hereinafter set forth, the Agreement is amended as follows:

1.	Inspections and Approvals.  Section 4 of the Agreement is hereby further amended to revise the dates set forth in Paragraph 1 of the Fourth Amendment to Purchase and Sale Agreement. The references to March 25, 1997 are hereby deleted, and April 2, 1997 substituted in its place. The reference to April 1, 1997 is hereby deleted, and April 4, 1997 substituted in its place.

2.	Miscellaneous.  Except as hereby amended, Buyer and Seller hereby ratify, confirm and adopt the Agreement as amended by this Fifth
Amendment.  Time remains of the essence.

	IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.


SELLER:

JOHN HANCOCK MUTUAL LIFE            		ARDEN REALTY LIMITED PARTNERSHIP,
INSURANCE COMPANY	                  		a Maryland limited partnership
                             						   By:  ARDEN REALTY GROUP, INC.,
By: /s/ J.M. Garrison				             a Maryland corporation,
Name:  John M. Garrison				           Its sole general partner
Title:  Investment Officer


                                  		   By: /s/Richard S. Ziman
                              						   Name:  Richard S. Ziman
                              						   Title: Chief Executive Officer